                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):  August 2, 1995


                             ONCOGENE SCIENCE, INC.
                             ----------------------
               (Exact Name of Registrant as Specified in Charter)



Delaware                                         0-15190                                13-3159796
--------------------------------------------------------------------------------------------------------
(State or Other Jurisdiction            (Commission File Number)                     (I.R.S. Employer
of Incorporation)                                                                   Identification No.)


106 Charles Lindbergh Blvd., Uniondale, NY                                              11553
--------------------------------------------------------------------------------------------------------
(Address of Principal Executive Offices)                                             (Zip Code)

Registrant's telephone number, including area code:  (516) 222-0023
                                                     --------------

ITEM 2.  DISPOSITION OF ASSETS

         On August 2, 1995, pursuant to an Asset Purchase Agreement dated June 26, 1995, Oncogene Science, Inc. (the "Company") closed the sale of its Research Products business to Calbiochem-Novabiochem Corporation (the "Buyer"), a wholly owned subsidiary of Calbiochem-Novabiochem International, Inc., for $6 million in cash and certain other consideration. The Company retained the trade accounts receivable of the Research Products business, net of the trade accounts payable and accrued expenses thereof. The Company did not sell any rights with respect to its diagnostics business, and it retained the right to sell research products in the clinical research market. Pursuant to an agreement entered into on the closing date, the sale was given effect as of 11:59 p.m. Eastern Daylight Time on July 31, 1995.

         Pursuant to this transaction, the Buyer subleased a portion of the Company's leased facilities located in Cambridge, Massachusetts, and the Buyer will make certain rent payments under this sublease. The rent payable by the Buyer is intended to reimburse the Company for the Buyer's use of the subleased premises, and does not include an element of profit or mark-up relative to the Company's obligations under its lease.

         The Buyer will have the right through July 31, 2000 to license from the Company the rights to make, use and sell new research products developed by the Company in its cancer diagnostics business. The Buyer will make certain royalty payments to the Company with respect to sales of research products so licensed, if any.

         In connection with the sale of the Research Products business, the Company retained Cowen & Company ("Cowen") to assist it in locating a buyer. Cowen prepared a confidential Information Memorandum regarding the Research Products business and delivered it to various entities that Cowen expected might have an interest in the Research Products business. Certain of these entities responded to Cowen's inquiries and entered into discussions and negotiations with the Company. The purchase price was determined pursuant to negotiations between the Company and the Buyer based largely on the sales volume of the Research Products business.

         The assets sold by the Company in this transaction included:

                 1. various contracts related to the Company's Research Products business, including license agreements, distributorship agreements, equipment leases, purchase orders, sales orders and other contracts;

                 2. cell lines, sibling cell lines, strains, cultures and other biological or biochemical source stocks used the by the Company in the Research Products business;

                 3. equipment and machinery related to the Research Products business;

                 4. intangible personal property rights relating exclusively to the Research Products business, including, among other things, goodwill, software and software systems, etc.;

                 5. certain intellectual property, including trademarks associated with various research products, know-how relating to the manufacture and development of research products, copyrights and certain patent rights; and

                 6.       inventory, prepaid expenses and other assets.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                 (a)      PRO FORMA FINANCIAL INFORMATION.


             SELECTED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION
                                  (UNAUDITED)

The following unaudited pro forma consolidated financial statements give effect to the sale on August 2, 1995 of certain assets comprising the Company's Research Products business to Calbiochem-Novabiochem Corporation, a wholly owned subsidiary of Calbiochem-Novabiochem International, Inc., for $6 million in cash and certain other consideration.

The pro forma consolidated statements of operations for the year ended September 30, 1994 and the nine months ended June 30, 1995 assume the sale was consummated as of October 1, 1993 and October 1, 1994, respectively. The pro forma consolidated balance sheet assumes that such sale was consummated as of June 30, 1995.

The pro forma consolidated financial statements do not purport to represent the Company's actual financial condition or results of operations had such sale actually been made on the dates indicated, nor do they project the Company's financial position or results of operations for any future dates or periods. The pro forma consolidated financial statements should be read in conjunction with the notes thereto and historical financial statements of the Company as of and for the periods ended September 30, 1994 and June 30, 1995.

                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                  (UNAUDITED)
                                 JUNE 30, 1995

                                                               LESS
                                  ONCOGENE                  RESEARCH         PRO FORMA
                                  SCIENCE, INC.             PRODUCTS         ADJUSTMENTS      PRO FORMA
                                  -------------             --------         -----------      ---------
ASSETS

Cash and cash equivalents       $ 1,752,700               $   --         $      --           $  1,752,700
Short term investments           19,124,900                   --             6,000,000         25,124,900
Accounts receivable, net          1,731,800                   --                --              1,731,800
Grants receivable                   204,150                   --                --                204,150
Accrued interest receivable         164,843                   --                --                164,843
Inventory                         1,619,824                1,619,824            --                 --
Prepaid expenses                    566,558                  135,444            --                431,114
                                  ---------               ----------     -------------       ------------

    Total current assets         25,164,775                1,755,268         6,000,000         29,409,507

Fixed assets, net                 6,186,101                  200,720            --              5,985,381
Other receivables                   573,180                   --                --                573,180
Loans to officers & employees        75,466                   --                --                 75,466
Other assets                        109,036                   --                --                109,036
Intangible assets                 9,360,598                  367,128            --              8,993,471
                                  ---------                ---------     -------------        -----------

                                $41,469,156               $2,323,116        $6,000,000        $45,146,040
                                 ==========                =========         =========         ==========

LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable and accrued
    expenses                     $1,333,464                  $--              $850,000         $2,183,464
Unearned revenue                    370,042                   --                --                370,042
                                 ----------              -----------      ------------        -----------

    Total current liabilities     1,703,506                                                     2,553,506

Long term portion of unearned
    revenue                         180,158                   --                --                180,158
Post-retirement benefits
    other than pension              292,509                   --                --                292,509
                                    -------             ------------      ------------            -------

    Total liabilities             2,176,173                   --               850,000          3,026,173

Stockholders' Equity:
Common stock, $.01 par value        174,797                   --                --                174,797
Additional paid in capital       66,203,427                   --                --             66,203,427
Retained earnings (deficit)     (26,663,415)               2,323,116            --            (23,836,531)
Unrealized holding loss            (193,000)                  --                --               (193,000)
Cumulative translation adjust.      (86,267)                  --                --                (86,267)
                               ------------             ------------      ------------     --------------

                                 39,435,542                2,323,110         5,150,000         42,262,426

Less:  treasury stock              (142,559)                  --                --               (142,559)

Total stockholders' equity       39,292,983                2,323,116         5,150,000         42,119,867

Total liabilities & equity      $41,469,156               $2,323,116        $6,000,000        $45,146,040
                                 ==========                =========         =========         ==========

                  NOTE TO PRO FORMA CONSOLIDATED BALANCE SHEET
                                  (UNAUDITED)

         The foregoing pro forma adjustments assume the sale of the Research Products business was consummated as of June 30, 1995. The Asset Purchase Agreement included all tangible and intangible assets of the Research Products business, except for trade accounts receivable (approximately $894,000 at June 30, 1995), net of trade accounts payable and accrued expenses (approximately $128,000 at June 30, 1995).

         Costs incurred in connection with the sale of the Research Products business, consisting of professional fees, employee severance and other costs related to the sale estimated at $850,000, have been reflected as accrued expenses in the accompanying pro forma consolidated balance sheet.

                PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                                  (UNAUDITED)

                         YEAR ENDED SEPTEMBER 30, 1994


                                                              LESS
                                  ONCOGENE                  RESEARCH         PRO FORMA
                                  SCIENCE, INC.             PRODUCTS         ADJUSTMENTS      PRO FORMA
                                  -------------             --------         -----------      ---------
Collaborative program
  revenues                       $9,089,295               $   --           $   --             $9,089,295
Sales                             4,937,917                4,937,917           --                 --
Other research revenue            2,272,277                   --               --              2,272,277
                                -----------               ----------     ------------        -----------

                                 16,299,489                4,937,917           --             11,361,572
                                -----------               ----------     ------------        -----------

Research & development           12,125,210                  231,399           --             11,893,811
Production                        1,427,981                1,427,981           --                 -0-
Selling, general &
  administrative                  7,487,090                3,175,476           --              4,311,614
Amortization of intangibles       1,745,163                  293,540           --              1,451,623
                                -----------               ----------     ------------        -----------

                                 22,785,444                5,128,396           --             17,657,048
                                -----------               ----------     ------------        -----------

Loss from operations             (6,485,955)                (190,479)          --             (6,295,476)
Interest income                     858,904                                   206,000          1,064,904
Other income (expenses)             (96,873)                  26,649           --               (123,522)
                                -----------                ---------     ------------        -----------

Net income (loss)               $(5,723,924)               $(163,830)        $206,000        $(5,354,094)
                                ===========                =========          =======        ===========

Weighted average number
    of shares of common
    stock outstanding            16,335,000                                                   16,335,000

Net loss per weighted
    share of common
    stock outstanding                $(0.35)                                                      $(0.33)
                                  =========                                                    =========

                PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                                  (UNAUDITED)

                        NINE MONTHS ENDED JUNE 30, 1995


                                                               LESS
                                  ONCOGENE                  RESEARCH         PRO FORMA
                                  SCIENCE, INC.             PRODUCTS         ADJUSTMENTS      PRO FORMA
                                  -------------             --------         -----------      ---------
Collaborative program revenues   $7,102,909               $   --          $    --            $7,102,909
Sales                             3,849,229                3,849,229           --                --
Other research revenue            1,359,076                   --               --             1,359,076
                                -----------               ----------                         ----------

                                 12,311,214                3,849,229           --             8,461,985
                                -----------               ----------       ----------        ----------

Research & development            9,812,630                  178,814           --             9,633,816
Production                        1,179,674                1,179,674           --                --
Selling, general &
  administrative                  5,472,808                2,112,338           --             3,360,470
Amortization of intangibles       1,309,261                  220,155           --             1,089,106
                                -----------               ----------       ----------       -----------

                                 17,774,373                3,690,981           --            14,083,392
                                -----------               ----------       ----------       -----------

Income (loss) from
  operations                     (5,463,159)                 158,248           --            (5,621,407)
Interest income                     695,564                   --              193,125           888,689
Other income (expenses)             (25,149)                  27,113           --               (52,262)
                                -----------               ----------       ----------       -----------

Net income (loss)              $ (4,792,744)                $185,361         $193,125      $ (4,784,980)
                                ===========                  =======          =======       ===========

Weighted average number of
    shares of common stock
    outstanding                  16,560,456                                                  16,560,456

Net loss per weighted share
    of of common stock
    outstanding                      $(0.29)                                                    $(0.29)
                                  =========                                                  =========

            NOTE TO PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                                  (UNAUDITED)

         The following proforma adjustments to the consolidated statements of operations for the year ended September 30, 1994 and the nine months ended June 30, 1995 assume the sale of the Research Products business was consummated as of October 1, 1993 and October 1, 1994, respectively.

                                                                                              Nine Months
                                                   Year Ended                                     Ended
                                                   September 30, 1994                         June 30, 1995
                                                   ------------------                         -------------
Increase in interest income to
    reflect the investment of the
    net proceeds of $5.15
    million based on the effective
    rates of return on the
    Company's short-term
    investments (4% for the
    year ended September 30, 1994
    and 5% for the nine months
    ended June 30, 1995)                           $206,000                                   $193,125
                                                    =======                                    =======

                 (b)      EXHIBITS.

                          10.1 Asset Purchase Agreement dated June 26, 1995 among Oncogene Science, Inc., Calbiochem- Novabiochem
                                           International, Inc. and
                                           Calbiochem-Novabiochem Corporation.

                          10.2 Sublease dated August 2, 1995 between Oncogene Science, Inc.and Calbiochem-Novabiochem Corporation.

                          10.3 New Product License Right of First Refusal Agreement dated August 2, 1995 between Oncogene Science, Inc. and Calbiochem-Novabiochem
                                           Corporation.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               ONCOGENE SCIENCE, INC.



                               By:  /s/ Robert L. Van Nostrand
                                    -------------------------------------------
                                    Robert L. Van Nostrand,
                                    Vice President, Finance and Administration


Dated:  August 17, 1995

                                 EXHIBIT INDEX


Exhibit No.                         Description                            Page

    10.1 Asset Purchase Agreement dated June 26, 1995 among Oncogene Science, Inc.,
                    Calbiochem-Novabiochem International, Inc. and Calbiochem-Novabiochem Corporation

    10.2            Sublease dated August 2, 1995 among Oncogene
                    Science, Inc. and Calbiochem-Novabiochem
                    Corporation

    10.3            New Product License Right of First Refusal
                    Agreement dated August 2, 1995 between Oncogene Science, Inc. and Calbiochem-Novabiochem
                    Corporation